UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2007
JDA Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27876	86-0787377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14400 North 87th Street Scottsdale, Arizona (Address of principal executive offices)	85260-3649 (Zip Code)
(480) 308-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-3.1

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On November 7, 2007, the Board of Directors of JDA Software Group, Inc. (“JDA”) adopted amendments to Sections 1 and 3 of Article VI to its Bylaws, effective as of that date, to permit JDA to issue uncertificated securities and authorize JDA’s transfer agent to establish book-entry accounts for uncertificated shares and to participate in any authorized direct registration system. The amendments were adopted in order for JDA to become eligible to participate in a Direct Registration Program as required by NASDAQ Rule 4305(l).
     The full text of the Bylaws, as amended, is filed as Exhibit 3.1 to this current report on Form 8-K, and Article VI thereof, as amended, is incorporated into this Item 5.03 by reference.

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
3.1	Bylaws, as amended

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDA Software Group, Inc.
Date: November 13, 2007	By:	/s/ Kristen L. Magnuson
Kristen L. Magnuson
Executive Vice President and Chief Financial Officer